UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The Federal Home Loan Bank of New York (“FHLBNY”) has announced that its Board of Directors (“Board”) unanimously elected, effective as of August 19, 2026:

Mr. William J. Turner, Jr., Senior Vice President of Metropolitan Life Insurance Company, New York, New York, to serve as a Member Director representing New York members. Mr. Turner is filling a Board vacancy arising from the departure of former New York Member Director Steven M. Klein, which was previously announced in a Current Report on Form 8-K filed on July 24, 2026. Mr. Turner’s term will run through and until December 31, 2028, the end date of the directorship that had been held by Mr. Klein.

Mr. Turner’s election by the Board took place in accordance with the rules governing the filling of vacancies on the Boards of Directors of Federal Home Loan Banks contained in the regulations of the Federal Housing Finance Agency. As of the time of this filing, Mr. Turner has been named to serve on Audit, Housing, and Strategy and Business Committees of the Board for 2026.

Mr. Turner’s compensation as a FHLBNY Board member will be in accordance with the FHLBNY’s 2026 Director Compensation Policy, a copy of which was included as an exhibit to the FHLBNY’s Annual Report on Form 10-K filed on March 20, 2026.

Item 8.01 Other Events.

On August 25, 2026, the FHLBNY issued a Director Election Report to FHLBNY members announcing the election by the Board of Mr. William J. Turner, Jr., as a New York Member Director. A copy of that Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Director Election Report to FHLBNY members announcing the election by the Board of Mr. William J. Turner, Jr., as a New York Member Director, dated August 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: August 25, 2026	By:	/s/ Brinda Bhattacharjee
Name: Brinda Bhattacharjee
Title: Senior Vice President and Chief Financial Officer

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